John Hancock Rainier Growth Fund Supplement dated May 23, 2008 to the current Class A, B and C Shares Prospectus

In the “Your account” section, under the subheading “Waivers for certain investors,” the first bullet point is revised as follows:

• investors who acquired their Class A shares of the fund as a result of the reorganization of the Rainier fund may make additional purchases without sales charge to their accounts that have continuously held fund shares since the date of the reorganization. An investor purchasing fund shares through a financial institution may no longer be eligible to purchase fund shares at NAV if the nature of the investor’s relationship with and/or the services it receives from the financial institution changes. Please consult with your financial representative for further details.

3340PS 5/08

John Hancock Rainier Growth Fund Supplement dated May 23, 2008 to the current Class ADV Shares Prospectus

In the “Your account” section, under the subheading “Who can buy shares,” the first bullet point, as stated below, is deleted:

• investors where the shares are held on the books of the fund through omnibus accounts that trade via the National Securities Clearing Corporation (NSCC);

In the “Your account” section, under the subheading “Who can buy shares,” the second bullet point is revised as follows:

• investors that acquired Class A shares of the fund as a result of the reorganization of the Rainier fund and have subsequently exchanged into Class ADV shares may purchase additional shares into their existing account;

In the “Your account” section, under the subheading “Opening an account,” item number three is revised to delete the second and third sentences as stated below:

3 Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement is waived for investors who acquired Class A shares of the fund as a result of the reorganization of the Rainier fund and may be waived in the fund’s sole discretion as it deems appropriate.

334APS 5/08